Note 8 - Notes Payable (Tables)	9 Months Ended
Dec. 31, 2022
Notes Tables
Schedule of Short-Term Debt [Table Text Block]
	December 31,	March 31,
	2022	2022
	(unaudited)

Unsecured Convertible Promissory Note (a)	$755,565	$-
Unsecured Convertible Promissory Note (b)	90,000	-
Unsecured Promissory Note (c)	92,667	-
Total notes payable	938,232	-
Less: current portion	(938,232)	-
Notes payable, net of current portion	$-	$-